Exhibit 10.2

AMENDMENT NO. 1 TO UNSECURED PROMISSORY NOTE

AMENDMENT NO. 1 TO UNSECURED PROMISSORY NOTE, dated as of September 15, 2016 (this “Amendment”), is between KOSKI FAMILY LIMITED PARTNERSHIP, a Texas limited partnership (the “Maker”) and ORAGENICS, INC. or its assigns (the “Noteholder”).

WHEREAS, the Maker issued to the Noteholder its Unsecured Promissory Note dated June 30, 2016, in the principal amount of $2,000,000 (the “Original Note”); and

WHEREAS, effective upon the payment by Maker of at least $1,000,000 towards the principal and accrued interest on the Original Note on or before September 30, 2016, the parties desire to amend the Original Note to increase the Applicable Rate and to extend the Maturity Date as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Effective upon the payment by Maker of at least $1,000,000 towards the principal and accrued interest on the Original Note on or before September 30, 2016, the Original Note is amended as follows:

(a) The definition of “Applicable Rate” in section 1 of the Original Note is amended to mean the interest rate equal to three percent (3%) per annum from June 30, 2016 through September 30, 2016 and the interest rate equal to six percent (6%) per annum from October 1, 2016 through December 31, 2016.

(b) The definition of “Maturity Date” in section 1 of the Original Note is amended to mean December 31, 2016.

2. All of the terms and provisions of the Original Note, as amended by this Amendment No. 1, remain in full force and effect. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page is blank and signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

KOSKI FAMILY LIMITED PARTNERSHIP

By:	/s/ Christine L. Koski
Name:	Christine L. Koski
Title:	Managing General Partner

ORAGENICS, INC.

By:	/s/ Michael Sullivan
Name:	Michael Sullivan
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Unsecured Promissory Note]